SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2005

Effective September 8, 2005, the Board of Trustees of Seasons Series Trust (the "Trust") approved a new Subadvisory Agreement between AIG SunAmerica Asset Management Corp. ("SAAMCo") and Salomon Brothers Asset Management Inc. ("Salomon"), or an affiliated company, with respect to the Small Cap Portfolio and the Strategic Fixed Income Portfolio of the Trust as a result of the anticipated sale by the indirect parent company of Salomon, Citigroup, Inc., of its worldwide asset management business to Legg Mason, Inc. The closing of the acquisition is expected to take place during the fourth quarter of 2005. The new Subadvisory Agreement will become effective upon such closing.

The effective change of control of Salomon will constitute an "assignment", as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). As required by Section 15(a)(4) of the 1940 Act, the existing Subadvisory Agreement between SAAMCo and Salomon provides for automatic termination upon assignment. and pursuant to the terms of an exemptive order for the Securities and Exchange Commission, SAAMCo is permitted, under certain conditions and subject to board approval, to continue the employment of existing subadvisers and to enter into new subadvisory agreements with such subadviser without obtaining share holder approval.

The change in control of Salomon will not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the advisory or subadvisory fees.

Dated: September 13, 2005

Versions 2, 3, 4 and Combined Master